SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐
Check the appropriate box:
☐	Preliminary Proxy Statement ☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
AROTECH CORPORATION
(Exact Name of Registrant as Specified in Charter)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transaction applies:________________________________
(2)	Aggregate number of securities to which transaction applies:_______________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________

(4)	Proposed maximum aggregate value of transaction:_________________________
(5)	Total fee paid:__________________________________
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:______________________________________
(2)	Form, Schedule or Registration Statement No.________________________
(3)	Filing Party:__________________________
(4)	Date Filed: __________________________

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on November 12, 2013.

AROTECH CORPORATION	Meeting Information
	Meeting Type:		Annual Meeting
	For holders as of:		September 18, 2013
	Date:	November 12, 2013	Time:	11:00 a.m., local time
	Location:	Lowenstein Sandler LLP
1251 Avenue of the Americas
17th Floor
New York, NY 10014
For directions to the Annual Meeting of Stockholders, please call (212) 262-6700

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

AROTECH CORPORATION
INVESTOR RELATIONS
1229 OAK VALLEY DRIVE
ANN ARBOR, MI 48108

See the reverse side of this notice to obtain proxy materials and voting instructions.

—   Before You Vote   —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT          ANNUAL REPORT

How to View Online:
Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before October 29, 2013 to facilitate timely delivery.

—   How To Vote   —
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è   XXXX XXXX XXXX   (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
The Board of Directors Recommends a vote FOR each of Proposals 1, 2 and 3
1.
To contract the size of the Board of Directors to six; to fix the number of Class III directors at two; and to elect two Class III directors for a three-year term ending in 2016 and continuing until their successors are duly elected and qualified:

NOMINEES:

01) Robert S. Ehrlich (Class III)
02) Steven Esses (Class III)

2.	To consider and act upon a proposal to ratify the appointment of BDO USA, LLP as our independent auditors for the fiscal year ending December 31, 2013.

3.	To consider and act upon a proposal to approve, on an advisory basis, the compensation of our named executive officers (“say-on-pay”).

The Board of Directors recommends you vote 3 years on the following proposal:

4.	To consider and act upon a proposal to recommend, on an advisory basis, the frequency of executive compensation votes.

These items of business are more fully described in the proxy statement. The record date for the annual meeting is September 18, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any postponements or adjournments thereof.